1 1Q11 Earnings Conference Call May 5, 2011 Exhibit 99.2

This slide presentation should be reviewed in conjunction with Sunoco’s First Quarter 2011 earnings conference call held on
May 5, 2011 at 5:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-888-566-0627 and entering conference ID #6570590.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its subsequent
Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at
www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.
Safe Harbor Statement

1Q11 Results
After-tax loss before special items of $122MM* ($1.01/share diluted), pretax loss of $141MM*
Retail contributed $12MM pretax in a period of rising crude prices
Logistics delivered strong results with pretax income of $31MM
SunCoke earned $9MM pretax
Refining & Supply (R&S) reported a pretax loss of $138MM as operational issues hindered performance
* For reconciliation to Net Income (Loss), see Slide 13.  Special Items in 1Q11 include a net gain of $21MM after-tax.
Summary

Retail Marketing – Pretax Earnings of $12MM
Achieved 6.9 cpg average gasoline margins in face of sharply rising wholesale prices throughout the quarter
Logistics – Pretax Earnings of $31MM
Earnings helped by 2010 acquisitions (Texon butane blending acquisition
& additional equity interests in West Texas Gulf and Mid-Valley pipelines)
as well as crude lease acquisition results
Coke – Pretax Earnings of $9MM
Impacted by costs of ~$25 million at Indiana Harbor vs. 1Q10, including costs to cover projected 2011 coke production shortfall
R&S – Pretax Loss of $138MM
Operational issues hindered performance – 74% utilization
Rising crude prices also impacted results by ~$40MM
* Pretax Business Unit Income Before Special Items, excluding income attributable to noncontrolling interests. For reconciliation to Net Income (Loss), see Slide 13.
Segment Pretax Results* - 1Q11

1Q10 2Q10 3Q10 4Q10 1Q11
Refining & Supply
(70)       138      (70)       (17)       (138)
Retail Marketing
34        73        68        1          12
Logistics
27        30        40        35        31
Coke
51        56        44        25        9
Chemicals
    Continuing Operations
5          7          5          6          (9)
    Discontinued Polypropylene Operations
33        -          -          -          -
Corporate Expenses
(23)       (30)       (28)       (27)       (22)
Net Financing Expenses & Other
(28)       (27)       (28)       (27)       (24)
    Pretax Income (Loss) Before Special Items 29        247      31        (4)         (141)

Pretax Income (Loss) Before Special Items*, MM$
(141)
(4)
31
247
29
($200)
($100)
$0
$100
$200
$300
* Pretax Income (Loss) Before Special Items. For reconciliation to Net Income (Loss), see Slide 13.

| Refining & Supply | 1Q10 | 2Q10 | 3Q10 | 4Q10 | FY10 | 1Q11 |
|---|---|---|---|---|---|---|
| Realized Margin | 4.08 | 7.34 | 3.88 | 4.77 | 5.04 | 3.14 |
| Weighted Benchmark* | 5.67 | 6.51 | 4.87 | 6.11 | 5.79 | 6.71 |
| Differential | (1.59) | 0.83 | (0.99) | (1.34) | (0.75) | (3.57) |
| *Margin Capture Rate* | *72%* | *113%* | *80%* | *78%* | *87%* | *47%* |
| Actual vs. Weighted Benchmark: | | | | | | |
| Crude | (0.92) | 0.33 | (0.92) | (0.65) | (0.49) | (1.52) |
| Product | (0.67) | 0.50 | (0.07) | (0.69) | (0.26) | (2.05) |
| Differential | (1.59) | 0.83 | (0.99) | (1.34) | (0.75) | (3.57) |

6 * R&S Weighted Benchmark. For calculation, see Slide 22. Realized R&S Margin vs. Benchmark, $/B

0.65
1.52
0.92
(0.33)
0.92
-3.00
-1.00
1.00
3.00
1Q10 2Q10 3Q10 4Q10 1Q11
Crude Cost vs. Weighted Benchmark
(2.05)
(0.69)
(0.07)
0.50
(0.67)
-4.00
-2.00
0.00
2.00
1Q10 2Q10 3Q10 4Q10 1Q11
Products vs. Weighted Benchmark
Total Refining & Supply
* R&S Weighted
Benchmark. For calculation, see Slide 22.
1Q11 Comments:
Timing hit of ~$1.00/B due to rising crude
prices for third consecutive quarter
Transportation costs and quality differentials
also higher than benchmark
1Q11 Comments:
Realizations impacted by reliability issues-
because of lack of ratability, significant
purchases required, lower yield gains and
sub-optimal product slate
Non-crack product margins squeezed by
rising crude prices
Realized R&S Margin vs. Benchmark*, $/B

      SUN
SXL (ex SXL) Sunoco
Cash from ops  ex working capital 70           (203)        (133)
Working capital
(40)          (195)        (235)
Cash flow from operations
30           (398)        (368)
Capital expenditures (28)          (158)        (186)
Cash flow from ops less capex 2             (556)        (554)
Divestments and other investing activities
-              546         546
Dividends to Sunoco shareholders -              (18)          (18)
Distributions and other financing activities
(29)          3             (26)
SXL dividends to Sunoco (24)          24           -
Net cash flow before net debt activity
(51)          (1)            (52)
Net debt activity
51           (4)            47
Net decrease in cash & cash equivalents
-              (5)            (5)
1Q11
Sunoco and SXL Cash Flow, MM$

12/31/09 12/31/10 3/31/11
Sunoco (ex-SXL)* 32% -6% -6%
SXL 50% 54% 55%
  Consolidated** 41% 20% 22%
Sunoco Net Debt/(Cash)       1,223        (182)      (165)
SXL Net Debt***          866       1,227     1,278
Consolidated Net Debt, MM$       2,089          945     1,013
Total Cash, MM$          377       1,485     1,480
20%
22%
41%
-6%
-6%
32%
Consolidated
Sunoco (ex-SXL)
* Proforma.
** Sunoco Revolver Covenant basis.  For calculation, see Slide 18.
*** Includes intercompany loan due to Sunoco from SXL at 12/31/2010 and 3/31/2011 which is eliminated in consolidation.
Net Debt-to-Capital Ratio, %

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Will create two well-positioned businesses:
Leading high-quality metallurgical coke manufacturer with operations in the
U.S. and abroad
Streamlined fuels business that is better positioned to become the premier provider of transportation fuels in its markets
Enhances both businesses and allows each to pursue more
focused strategic plan
Fritz Henderson hired to lead SunCoke; will be CEO after
separation
Relocation of corporate headquarters to Chicago area in mid-May
Filed registration statement with SEC in March for proposed IPO of stock in SunCoke  => 2 step separation planned
Unlocking Shareholder Value via SunCoke Separation

Market remains challenging, but we continue to execute our strategy
Strong results in logistics and good execution in retail in face of challenging market
Strong balance sheet provides flexibility ~$1.5 B cash at 3/31/11
Refining remains focused on improving reliability/utilization, margin capture and cost structure
Focused on fundamentals
Run safely and reliably at optimal capacity utilization; match product yield to demand
Improve margin capture
Lower our break-even cost per barrel
Balance sheet: High cash balance provides strategic flexibility
Positioning for future success
Become premier provider of transportation fuels in our markets
Grow through Retail and SXL
Achieve sustainably lower cost structure
Separation of SunCoke Energy on track
Key Takeaways

12 Appendix

Earnings Profile, MM$
* Represents a loss recognized in connection with the divestment of the polypropylene chemicals business.
1Q10 2Q10 3Q10 4Q10 FY10 1Q11
Refining & Supply (70) 138 (70) (17) (19) (138)
Retail Marketing
34 73 68 1 176 12
Logistics 27 30 40 35 132 31
Chemicals:
Continuing Operations 5 7 5 6 23 (9)
Discontinued Operations
33 - - - 33 -
Coke 51 56 44 25 176 9
Corporate and Other:
Corporate Expenses (23) (30) (28) (27) (108) (22)
Net Financing Expenses & Other
(28) (27) (28) (27) (110) (24)
Pretax Income (Loss) attributable to Sunoco, Inc.
shareholders before special items 29 247 31 (4) 303 (141)
Income Tax Expense (Benefit) attributable to
Sunoco, Inc. shareholders
12 89 4 (17) 88 (19)
Income (Loss) attributable to Sunoco, Inc.
shareholders before special items
17 158 27 13 215 (122)
Special Items:
Continuing Operations
(45) (22) 62 123 118 51
Discontinued Operations*
(169) - - - (169) -
Pretax Income (Loss) from special items
(214) (22) 62 123 (51) 51
Income Tax Expense (Benefit)
(134) (9) 24 49 (70) 30
Income (Loss) from special items
(80) (13) 38 74 19 21
Net Income (Loss) attributable to
Sunoco, Inc. shareholders (63) 145 65 87 234
(101)

Earnings Summary and EPS
MM$
1Q10 2Q10 3Q10 4Q10 FY10 1Q11
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items
17 158 27 13 215 (122)
   Special Items:
      Continuing Operations
(45) (22) 62 123 118 51
      Discontinued Operations*
(169) - - - (169) -
   Pretax Income (Loss) from special items
(214) (22) 62 123 (51) 51
   Income Tax Expense (Benefit)
(134) (9) 24 49 (70) 30
   Income (Loss) from special items (80) (13) 38 74 19 21
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders
(63) 145 65 87 234 (101)
$/Share (diluted)
   Earnings (Loss) per share of common stock (diluted):
   Income (Loss) attributable to Sunoco, Inc.
      shareholders before special items
0.14 1.31 0.22 0.11 1.79 (1.01)
   Income (Loss) from special items
(0.67) (0.11) 0.32 0.61 0.16 0.17
   Net Income (Loss) attributable to
      Sunoco, Inc. shareholders
(0.53) 1.20 0.54 0.72 1.95 (0.84)
* Represents a loss recognized in connection with the divestment of the polypropylene chemicals business.

1Q10 2Q10 3Q10 4Q10 FY10 1Q11
   Total Refining & Supply
     Crude Throughputs, MB/D 533 618 632 572 589 460
     % Capacity 79 92 94 85 87 74
     Net Prod. Available for Sale, MB/D 591 664 682 634 643 512
     Net Prod. Available for Sale, MMB 53 61 62 58 234 46
Key Volume Indicators – Refining & Supply

1Q10 2Q10 3Q10 4Q10 FY10 1Q11
Realized Margin Indicators
Refining & Supply, $/B 4.08 7.34 3.88 4.77 5.04 3.14
Retail Marketing, cpg
   Gasoline 8.9 11.5 10.5 6.6 9.4 6.9
   Distillate 8.0 9.0 7.8 5.6 7.6 7.1
Chemicals, cpp*
9.9 8.9 7.6 9.1 8.8 7.4
Market Indicators
Dated Brent Crude Oil, $/B 76.24 78.30 76.86 86.53 79.48 104.90
Natural Gas, $/DT 5.04 4.34 4.23 3.97 4.40 4.20
* Excludes discontinued polypropylene operations.
Key Indicators

1Q10 2Q10 3Q10 4Q10 FY10 1Q11
Retail Marketing
   Gasoline Sales, MM Gal 1,026      1,130      1,171      1,171      4,498      1,086
   Middle Distillate Sales, MM Gal 91           114         117         110         432         97
      Total Sales, MM Gal       1,117       1,244       1,288       1,281       4,930       1,183
   Gasoline and Diesel Throughput          147          159          148          161          156          150
     (Company-Owned or Leased Outlets)
     (M Gal/Site/Month)

   Merchandise Sales (M$/Store/Month)            87          101          103            92            96            85
Chemicals*
   Phenol and Related Sales, MM#          449          554          567          582       2,152          470
Coke
   Production, M Tons:
      United States          841          883          953          916       3,593          861
      Brazil 413         422         431         370         1,636      331
* Excludes discontinued polypropylene operations.
Key Volume Indicators – Retail, Chemicals, Coke

* Represents intercompany loan due to Sunoco from SXL which is eliminated in consolidation.
** Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
*** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position; calculation excludes noncontrolling interests except for SXL as prescribed by the revolver covenant.
Financial Ratios, MM$ except ratios
Proforma Proforma Proforma
  SUN    SUN    SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Debt 868 1,596 2,464 1,129 1,300 2,429 1,180 1,292 2,472
Intercompany Debt* -        -              -          100        -              -          100 -
Plus: Debt Guarantees -        2 2 -        1 1 -        21               21
Less: Cash (2)          (375)            (377)        (2)          (1,483)         (1,485)      (2)          (1,478)         (1,480)
Net Debt 866        1,223          2,089       1,227     (182)            945         1,278     (165)            1,013
Equity** 862 2,557 2,557 965 3,046 3,046 963 2,950 2,950
SXL Noncontrolling Interest -        -              488         77         -              692         78         -              692
Other Noncontrolling Interest
-        74               74           -        61               61           -        52               52
Capital 1,728     3,854          5,208       2,269     2,925          4,744       2,319     2,837          4,707
Net Debt / Capital (Sunoco
  Revolver Covenant N/A 32% 41% N/A -6% 20% N/A -6% 22%
   Basis)***
Debt / Capital 50% 38% 44% 54% 29% 39% 55% 30% 40%
  (GAAP Basis)
12/31/2009 12/31/2010 3/31/2011

Liquidity*, B$
* Includes cash and cash equivalents of $0.4B, $1.5B and $1.5B at 12/31/09, 12/31/10, and
3/31/11 respectively.
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
12/31/2009 12/31/2010 3/31/2011
SXL
Sunoco
1.7
3.4 3.4

1Q10 2Q10 3Q10 4Q10 FY10 1Q11
Total Refining & Supply
Net Production, MB/D 590.5        664.2        681.5        633.9        642.8        512.4
Gasoline 52% 52% 52% 54% 52% 52%
Middle Distillates 34% 37% 37% 35% 36% 36%
Residual Fuel 6% 6% 5% 4% 5% 5%
Petrochemicals 4% 3% 4% 4% 4% 3%
Other 9% 7% 7% 8% 8% 9%
Less Refinery Fuel -5% -5% -5% -5% -5% -5%
Refining & Supply – Products Manufactured

1Q10 2Q10 3Q10 4Q10 FY10 1Q11
Total Refining & Supply
Gasoline Production, MB/D 306.3 343.1 357.9 339.9 337.0 265.4
RFG 47% 48% 43% 45% 46% 49%
Conventional 53% 52% 57% 55% 54% 51%
Distillate Production, MB/D 202.4 244.5 250.1 225.1 230.6 183.6
On-Road Diesel Fuel 53% 66% 62% 52% 59% 52%
Heating Oil / Off-Road Diesel 28% 15% 18% 25% 21% 26%
Jet Fuel 17% 19% 19% 21% 19% 20%
Kerosene/Other 2% 0% 1% 2% 1% 2%
Refining & Supply – Gasoline and Distillate Production

Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $2.00 for transportation
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 Distillate: 50% ULSD Chicago Pipeline Platt’s Low
50% Jet Gulf Coast Pipe Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $2.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q10 2Q10 3Q10 4Q10 FY10 Jan 11 Feb 11 Mar 11 1Q11
Northeast 6-3-2-1
  Value-Added Benchmark
6.09 5.91 4.22 6.05 5.57 5.86 4.70 6.60 5.72
Toledo 4-3-1
  Benchmark
3.99 8.89 7.50 6.33 6.68 9.89 15.52 n/a 12.70
1Q10 2Q10 3Q10 4Q10 FY10 Jan 11 Feb 11 Mar 11 1Q11
Northeast 6-3-2-1
  at 80% weight*
4.87       4.73       3.37       4.84       4.46       4.69       3.76       6.60       5.02
Toledo 4-3-1
  at 20% weight*
0.80       1.78       1.50       1.27       1.33       1.98       3.10       n/a 1.69
R&S Weighted Benchmark*
5.67       6.51       4.87       6.11       5.79       6.67       6.86       6.60       6.71
Sunoco R&S Weighted Benchmark Margin, $/B
* Exception to weighted calculation for March 2011 due to the sale of Toledo refinery on 3/1/11.
-
Prior to Toledo sale on 3/1/11:
80% of NE 6-3-2-1 Value Added Margin and 20% of Toledo
4-3-1 Margin.
- Post Toledo sale on 3/1/11:
100% of NE 6-3-2-1 Value Added Margin.

23 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Clare McGrory (215) 977-6764 For More Information